UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Barnwell Industries, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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BARNWELL INDUSTRIES, INC.

Notice of Annual Meeting of Stockholders

To the Stockholders of BARNWELL INDUSTRIES, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BARNWELL INDUSTRIES, INC., a Delaware corporation, will be held on April 20, 2021, at 9:00 a.m., Hawaii Standard Time, in Suite 210, Alakea Corporate Tower, 1100 Alakea Street, Honolulu, Hawaii (including any adjournments, postponements or continuations, the “Annual Meeting”), for the following purposes:

(1) the election of a Board of Directors to serve until the next annual meeting of stockholders and until their successors shall have been elected and qualified;

(2) the ratification of the selection of the independent auditors for the Company’s fiscal year 2021; and

(3)  any and all other business which may properly come before the Annual Meeting.

Only stockholders of record at the close of business on March 1, 2021, are entitled to notice of and to vote at the Annual Meeting.  If you have received this notice by mail, the Company’s Annual Report to Stockholders for the fiscal year ended September 30, 2020, which includes consolidated financial statements, is enclosed herewith, and it is otherwise available for viewing and printing on www.proxyvote.com and under the “Corporate Information” tab of Barnwell’s website at http://www.brninc.com.  Information on our website does not constitute part of the Company’s proxy solicitation materials.

We will be pleased to have you attend the Annual Meeting.  However, if you are unable to do so, please sign and return the accompanying proxy card in the enclosed addressed envelope or vote by telephone or via the Internet. If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact Investor Relations at (808) 531-8400.

By Order of the Board of Directors,

/s/ Russell M. Gifford RUSSELL M. GIFFORD Secretary

Dated:  March 11, 2021

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON APRIL 20, 2021:

This Notice of Annual Meeting of Stockholders, the accompanying proxy statement, the form of proxy card and Barnwell’s 2020 Annual Report on Form 10-K for the fiscal year ended September 30, 2020, as amended by Form 10-K/A Amendment No. 1 (together, the “2020 Annual Report”) are being mailed to stockholders who have requested hard copies on or after March 11, 2021.

These materials are available for viewing and printing by registered and beneficial stockholders on www.proxyvote.com and otherwise under the “Corporate Information” tab of Barnwell’s website at http://www.brninc.com.  Information on our website does not constitute part of the Company’s proxy solicitation materials.

PROXY STATEMENT

GENERAL INFORMATION

The Board of Directors (the "Board") of Barnwell Industries, Inc. (the "Company") is soliciting the enclosed proxy to be used at the Company’s 2021 Annual Meeting of Stockholders for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.  The proxy statement, proxy card, and the Company’s Annual Report to Stockholders and 2020 Annual Report are being distributed to the Company’s stockholders on or about March 11, 2021.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:	What is a proxy?

A:
A proxy is your legal designation of another person to vote on your behalf. You are giving the individual(s) appointed by the Board as proxy the authority to vote your shares in the manner you indicate. We have designated Alexander C. Kinzler and Russell M. Gifford as the Company’s proxies for the Annual Meeting.

Q:	Who can vote at the Annual Meeting?

A:
Only stockholders of record of the Company’s common stock, par value $0.50 per share (the “Common Stock”) at the close of business on March 1, 2021 (the “Record Date”) will be entitled to vote at the Annual Meeting.  On the Record Date, 8,277,160 shares of Common Stock were issued and outstanding.

Q:	How many shares must be present to conduct the Annual meeting?

A:
We must have a “quorum” present in person or by proxy to hold the Annual Meeting. A quorum is a majority of the outstanding shares entitled to vote as of the Record Date. Shares are counted as present at the Annual Meeting if a stockholder entitled to vote is present at the Annual Meeting or has submitted a properly signed proxy in writing, or by voting by telephone or via the Internet. Abstentions and broker non-votes, if any, will be counted for the purpose of determining the existence of a quorum.

Q:	Why did I receive a one-page notice (the "Notice") in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A:
The rules and regulations of the Securities and Exchange Commission (the "SEC") allow companies to furnish proxy materials by providing access to such documents on the Internet instead of mailing a printed copy of proxy materials to each stockholder of record.  Stockholders who previously requested to receive printed copies of proxy materials by mail will continue to receive them by mail.  Stockholders who have not previously indicated a preference for printed copies of proxy materials are receiving the Notice.  The Notice provides instructions on how to access and review all of the proxy materials and how to submit your proxy via the Internet.  If you would like to receive a printed or e-mail copy of the proxy materials, please follow the instructions for requesting such materials in the Notice.

Q:	How can you vote before the Annual Meeting?

A:
We encourage stockholders to submit their votes in advance of the Annual Meeting.  To submit your votes by Internet, follow the instructions on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.  If you received your materials by mail, you can also vote by telephone or simply complete and return the proxy or voting instruction form in the envelope provided.  If you vote in advance using one of these methods, you are still welcome to attend the Annual Meeting and vote in person.

Q:	How can you vote in person at the Annual Meeting?

A:
Stockholders who hold shares directly with the Company may attend the Annual Meeting and vote in person or may execute a proxy designating a single representative to attend and vote on their behalf.  If you do not hold your shares directly with us and they are instead held for you in a brokerage, bank or other institutional account, you may attend and vote in person if you obtain a proxy card from that institution in advance of the Annual Meeting and bring it with you to hand in along with the ballot that will be provided.  In light of the evolving COVID-19 situation, we strongly recommend that you vote your shares in advance of the Annual Meeting as instructed above, even if you plan to attend the Annual Meeting.

Q:	What vote is required to elect the directors?

A:
Under our governing documents, Directors are elected annually by a plurality of the votes cast at the Annual Meeting (Proposal 1). This means that the nominees who receive the highest number of affirmative votes are elected.  Abstentions and broker non-votes, if any, will have no effect on the outcome of a plurality vote.

Q:	What vote is required to ratify the selection of Weaver & Tidwell, L.L.P. as the Company’s independent auditors for the fiscal year ending September 30, 2021?

A:
The advisory vote on the ratification of the selection of our independent auditors is decided by majority of the votes present or in person or represented by proxy and entitled to vote on the item at the Annual Meeting (Proposal 2), which means the proposal will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal.  For Proposal 2, your broker, bank, trustee, or other nominee may exercise its discretion and vote. Abstentions will have the same effect as votes cast against the proposal and broker non-votes, if any, will have no effect on this proposal.

Q:	How many votes do I have?

A:	Each share of Common Stock that you own as of the close of business on the Record Date entitles you to one vote on each matter voted upon at the Annual Meeting.

Q:	May I change my vote?

A:
You may change your vote by revoking your proxy at any time before it is exercised, which can be done by voting in person at the Annual Meeting, by delivering a new proxy or by notifying the Secretary of the Company in writing.  If your Barnwell shares are held for you in a brokerage, bank or other institutional account, you must contact that institution to revoke a previously authorized proxy.

Q:	Will my shares be voted if I don’t provide instructions to my broker?

A:
A “broker non-vote” occurs when a beneficial holder does not provide instructions to a broker, bank or other nominee and such broker, bank or other nominee lacks discretionary voting power to vote shares with respect to a particular proposal. In uncontested situations, under NYSE American rules, brokers are permitted to exercise discretionary voting authority for their customers on “routine” matters, but beneficial stockholders must provide voting instructions with respect to non-routine matters. Of the proposals anticipated to be brought at the Annual Meeting, only Proposal 2 (the ratification of the selection of Weaver & Tidwell LLP as the Company’s independent auditors for the Company’s 2021 fiscal year) is considered by the NYSE AMERICAN to be a routine matter.  Your broker, therefore, may vote your shares in its discretion on Proposal 2 if you do not instruct your broker how to vote.  As Proposal 1 is not considered by the NYSE American to be a routine matter, it is therefore important that you provide instructions to your broker (if you shares are held by a broker) so that your vote is counted with respect to such non-routine matter.

Q:	How can I find out the results of the voting at the Annual Meeting?

A:	We plan to announce preliminary voting results at the Annual Meeting. We will report final voting results in a filing with the SEC within four business days of the Annual Meeting.

Q:	What happens if the Annual Meeting is postponed or adjourned?

A:	Your proxy will remain valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

BARNWELL INDUSTRIES, INC.

1100 ALAKEA STREET, SUITE 2900

HONOLULU, HAWAII 96813

PROXY STATEMENT

2021 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 20, 2021

SOLICITATION AND REVOCATION OF PROXIES

This proxy statement (including all annexes attached thereto, the “Proxy Statement”) and the accompanying proxy card are being furnished to stockholders in connection with the Annual Meeting of Stockholders of Barnwell Industries, Inc., a Delaware corporation (“Barnwell” or the “Company”), to be held on April 20, 2021, at 9:00 a.m., Hawaii Standard Time, in Suite 210, Alakea Corporate Tower, 1100 Alakea Street, Honolulu, Hawaii (including any adjournments, postponements or continuations thereof, the “Annual Meeting”).

Proxies are being solicited on behalf of the Board of Directors (the “Board” or the “Board of Directors”) of the Company to be used at the Annual Meeting for the purposes set forth in the Notice of Annual Meeting of Stockholders.

Barnwell is using the Securities and Exchange Commission (the “SEC”) rule that allows companies to furnish their proxy materials over the Internet.  As a result, on or about March 11, 2021, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) in lieu of a paper copy of the proxy materials (including the form of proxy card, this Proxy Statement and our 2020 Annual Report on Form 10-K for the fiscal year ended September 30, 2020, as amended by Form 10-K/A Amendment No. 1 (together, the “2020 Annual Report”) (the foregoing materials, collectively, the “Proxy Materials”)).  We also provided access to our Proxy Materials over the Internet beginning on March 11, 2021.  The Notice contained instructions on how to access the Proxy Statement and the 2020 Annual Report and how to vote online or by telephone using a toll-free number.  Subsequent to receiving the Notice, all stockholders have the ability to access the Proxy Materials over the Internet and request to receive a paper copy of the Proxy Materials by mail.  Instructions on how to access the Proxy Materials over the Internet or request to receive a paper copy can be found on the Notice.  In addition, the Notice contains instructions on how stockholders may request to receive Proxy Materials electronically by e-mail.

The Proxy Materials are available for viewing and printing by registered and beneficial stockholders on www.proxyvote.com and otherwise under the “Corporate Information” tab of Barnwell’s website at http://www.brninc.com.  Information on our website does not constitute part of the Company’s proxy solicitation materials.

Proxies are being solicited from stockholders of Barnwell.  If a proxy is properly executed and returned, the shares represented by it will be voted and, where specification is made by the stockholder as provided in such proxy, will be voted in accordance with such specification.  Unless a stockholder specifies otherwise, all shares represented by valid proxies will be voted (i) FOR the election of the persons named in this Proxy Statement as nominees of Barnwell under the heading “Election of Directors;” (ii) FOR the ratification of the selection of Weaver & Tidwell LLP as Barnwell’s independent auditors for the Company’s fiscal year ending September 30, 2021; and (iii) at the discretion of the proxy holders on any other matter that may properly come before the Annual Meeting.

Barnwell is paying all of the costs of soliciting proxies, including preparation costs, assembly, posting on the Internet, printing and mailing of the Proxy Materials, the Notice and any additional information furnished to stockholders.  Proxies are being solicited by Barnwell primarily by mail and the Internet, but in addition, the solicitation by these means may be followed by solicitation in person, or by telephone, e-mail or facsimile, by directors, officers and other employees of Barnwell without additional compensation.  Brokers, dealers, banks, voting trusts, custodians and other institutions, and their nominees, who are holders of shares of Barnwell’s common stock on the Record Date, referred to below, will be requested to forward the soliciting material to the beneficial owners of such shares of common stock and to obtain authorization for the execution of proxies.  Barnwell will, upon request, reimburse such institutions for their reasonable expenses in forwarding the Proxy Materials to their beneficial owners.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Seven directors of the Company are proposed to be elected at the Annual Meeting.  Each elected director shall hold office until the next annual meeting and until his successor is duly elected and qualified.  The persons named as proxies in the enclosed Proxy are executive officers of the Company and, unless contrary instructions are given, they will vote the shares represented by the Proxy FOR the election to the Board of Directors of the persons named below.  The Board of Directors has no reason to believe that any of the nominees for director will be unable to serve; however, in the event any of the nominees should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies may vote for other persons in place of such nominees.

Our Board of Directors recommends a vote FOR the election of each of the following seven directors of the Company.

NOMINEES TO THE BOARD OF DIRECTORS

The Board of Directors held seventeen meetings during the fiscal year ended September 30, 2020, all directors attended at least 75% of the meetings of the Board of Directors and of the committees of the Board on which each director served.  The independent directors met on five occasions out of the presence of management during the fiscal year ended September 30, 2020.

The following table sets forth, as to the nominees for election as directors:  (1) such person’s name; (2) the year in which such person was first elected a director of the Company; (3) such person’s age; (4) all positions and offices with the Company held by such person; (5) the business experience of such person during the past five years; (6) certain other directorships, if any, held by such person; and briefly discusses the specific experience, qualifications, attributes or skills that led to the conclusion that each such person should serve as a director of Barnwell.

Name	Director Since	Age	All other Present Positions with the Company and Principal Occupations

Kenneth S. Grossman[1]	2020	65
Chairman of the Board of the Company since April 15, 2020.  Investor and attorney specializing in companies undergoing and/or emerging from restructuring or reorganization; Senior Managing Director of Steppingstone Group, LLC. Mr. Grossman has been engaged in the investment and management of capital as a buy-side principal since 1990. Mr. Grossman has served as an independent director of many privately held and public companies, and as a member of creditor, bank group and shareholder committees for other businesses and has extensive experience in advising investors as well as shepherding business clients with respect to distressed and other debt-challenged “special situation” companies. Mr. Grossman’s experience includes management roles involving large portfolios in this investment sector maintained by multi-strategy and arbitrage firms. Admitted to the New York Bar in 1982, Mr. Grossman practiced law with Shea & Gould until 1989, where he specialized in bankruptcy, creditor’s rights and commercial litigation. More recently, Mr. Grossman utilized that experience in leadership roles and as a Director of Lehman Brothers Special Finance, Inc. and Signature Group Holdings, Inc. (formerly Fremont General Corporation), as they emerged from Chapter 11 bankruptcy. Mr. Grossman is currently an independent director of Lehman Brothers Special Finance, Inc., a board member and special advisor for Concise Capital Management and a director of Performance Sports Group, Inc. and Nebraska Book Co, Inc.

Robert J. Inglima, Jr.[1]	2007	62
Investor; Sole practitioner, Robert J. Inglima, Jr., Attorney-at-Law, since October 2002; Attorney in private practice since 1985.  Mr. Inglima, an attorney-at-law, brings to the Board of Directors substantial legal and financial expertise from his practice of law since 1985 and his work with an accounting and consulting firm.  Mr. Inglima also has substantial experience in real estate and corporate law, and has advised numerous clients on matters of business, finance and taxation as well.  Mr. Inglima has extensive experience representing clients with respect to real estate development and land use, commercial transactions, taxation, contract law, general corporate, and business formation and planning.  He has represented domestic as well as international companies, government agencies and individuals in complex business transactions. His experience as a Principal and Member of Cipolla Sziklay, LLC (certified public accountants and consultants) from 2004 to 2006 with respect to business valuation and litigation support services also adds to his significant business experience.

Alexander C. Kinzler	1999	62
Chief Executive Officer of the Company since December 2016.  President and Chief Operating Officer of the Company since December 2002 and General Counsel of the Company since December 2001. Mr. Kinzler, an attorney, has been employed by the Company since 1984 in various capacities, including Vice President, Executive Vice President, and currently Chief Executive Officer, President and Chief Operating Officer, and brings to the Board deep insight into the operations, challenges and complex issues facing the Company.  He has served on the boards of directors of business groups including the Hawaii Leeward Planning Conference, and also brings to the Board significant operational, strategic, consensus-building and management skills from his years with the Company and legal background.

[1]	This director is independent as defined in Section 803(A) of the NYSE American listing standards.

Philip J. McPherson[2]	2020	46
Chief Financial Officer, Secretary, Treasurer and a director of Citadel Exploration, Inc. (OTCMKTS: COIL), a publicly traded energy company engaged in the exploration and development of oil and natural gas properties, since September 2012, after joining Citadel Exploration with nearly two decades of experience in the capital markets and financial services sectors.  Mr. McPherson was also appointed as Interim Chief Executive Officer of Citadel Exploration in May 2019.  He started his career as a retail stockbroker with Mission Capital in 1997 and became partner before it was acquired by oil and gas boutique C. K. Cooper & Company.  At C.K. Cooper, Mr. McPherson was a research analyst specializing in small cap exploration and production companies. In 2007, he joined Global Hunter Securities as a partner and managing director of the energy research group. During his Wall Street career, Mr. McPherson was presented the Wall Street Journal "Best on the Street" Award and was named a Zack’s 5-Start Analyst for three consecutive years. He is a recognized expert on California E&P firms. Mr. McPherson received his Bachelors in Economics from East Carolina University.

Peter J. O’Malley[2]	2020	54
Founder of Kenosis Capital LLC, 2012. Mr. O’Malley has a broad range of experience and business and investment contacts developed over a more than twenty-five year career in international investment banking. Mr. O’Malley’s past employment includes key management positions at Credit Suisse and several of its affiliates, Deutsche Bank in New York and Hong Kong, as well as other investment banking firms in the United States and Asia. Although he received a Juris Doctor degree from St. John’s University School of Law in 1991, Mr. O’Malley’s entire career has been spent in the investment community, starting as an in-house corporate counsel for CS First Boston in New York. Mr. O’Malley has been active in the M&A, private equity and capital markets divisions of the investment banking firms with which he has been associated, in most cases as a Managing Director. Mr. O’Malley’s vast experience in investment banking and the investment community gives him significant insight into corporate operations, financing, accounting and business issues facing the Company.

Bradley M. Tirpak[2]	2020	51
A professional investor with more than 20 years of investing experience. Since September 2016, he has served as a portfolio manager and Managing Director at Palm Active Partners Management, LLC, a private investment company. From 2009 to 2016, Mr. Tirpak served as Managing Member of Locke Partners, LLC, a private investment company, where he managed various investment partnerships that focused on engaging public companies to improve corporate governance and improve stockholder returns. Earlier in his career, Mr. Tirpak was a portfolio manager at Credit Suisse First Boston from January 1997 to September 2000, at Caxton Associates from September 2000 to May 2003 and at Sigma Capital Management from April 2003 to December 2007. Between 1993 and 1996, he was the founder and CEO of Access Telecom, Inc., an international telecommunications company doing business in Mexico. Mr. Tirpak has served as a director at Full House Resorts, Inc. (Nasdaq: FLL), a publicly traded company that owns, leases, develops and operates hotels and gaming facilities, since November 2014, and has served as a director of TSR Inc. (Nasdaq: TSRI), publicly traded company providing contract computer programming services, since October 2019, and a director of Liberated Syndication Inc. (OTCMKTS: LSYN), a publicly traded company that is a leading provider of podcast hosting services, since October 2019. Mr. Tirpak also currently serves as trustee of The Halo Trust USA, the world’s largest humanitarian mine clearance organization with operations in over 20 countries. He previously served as a director at Birner Dental Management Services, Inc., then a publicly traded manager of dental practices, from December 2017 to January 2019, when the company was acquired, Flowgroup plc, an energy supply and services business in the United Kingdom, from June 2017 to October 2018 when the company’s principal subsidiary was acquired, Applied Minerals, Inc., a publicly traded specialty materials company, from April 2015 to March 2017, and USA Technologies, Inc., a publicly traded provider of electronic payment transactions to the vending industry, from 2010 to 2012. Mr. Tirpak earned a B.S.M.E. from Tufts University and an M.B.A. from Georgetown University.

[2]	This director is independent as defined in Section 803(A) of the NYSE American listing standards.

Douglas N. Woodrum[3]	2020	63
Has served as Chief Financial Officer and Secretary of ChinaCast Education Corporation, a post-secondary education and e-learning services provider in the People’s Republic of China, since January 2012.  From January 2006 to December 2009, Mr. Woodrum, a private investor, served as a research analyst for Jayhawk Capital Management, a private equity firm focusing on investing in small- and medium-sized businesses operating in China.  From December 1997 to December 2005, Mr. Woodrum was the Chief Financial Officer of CNET Networks, Inc., then a publicly traded online media company, where his responsibilities included raising capital for growth, business model development, financial reporting, annual budgeting, long-term planning, acquisitions, investor relations and tax. Mr. Woodrum has served on the board of directors of MarketScout, a private insurance distribution and underwriting company, since 2002, and on the board of directors of ChinaCast Education Corporation, since 2012. Mr. Woodrum received his B.B.A. in finance and accounting from the University of Iowa in 1979.

[3]	This director is independent as defined in Section 803(A) of the NYSE American listing standards.

Board Nomination Process

The Board of Directors has a standing Compensation Committee, a standing Audit Committee, a standing Executive Committee, a standing Reserves Committee and a standing Nominating Committee which has a nominating committee charter.  The Nominating Committee, comprised solely of independent directors, identifies nominees by first evaluating the current members of the Board willing to continue in service.  Current members of the Board with skills and experience relevant to the Company’s business and willing to continue in service are considered for re-nomination.  If any member of the Board up for re-election at an upcoming annual meeting of stockholders does not wish to continue in service, the Nominating Committee determines whether it is appropriate to replace the retiring member.  If deemed appropriate, the Nominating Committee identifies the desired skills and experience of a new nominee.  The Board believes that potential directors should possess sound judgment, understanding of the business issues affecting the Company, integrity and the highest personal and professional ethics.  The Board seeks directors possessing a range of business, management and civic experience appropriate for the Board to discharge its responsibilities.  In the case of both incumbent and new directors, the Board seeks persons who are able to devote significant time and effort to Board and Board committee responsibilities.  Once nominees have been identified, the Nominating Committee recommends to the Board such nominees, and the Board reviews and votes on such recommendation.

The Company does not have a specific policy regarding the diversity of the Board.  Instead, the Board considers its overall composition when considering director candidates, including whether the Board has an appropriate combination of professional experience, skills, knowledge and variety of viewpoints and backgrounds in light of the Company’s current and expected future needs.  The Board also believes that it is desirable for new candidates to contribute to a variety of viewpoints on the Board, which may be enhanced by a mix of different professional and personal backgrounds and experiences.

The Board will consider potential nominees brought to its attention by any director or officer of the Company.  It will also evaluate recommendations for director nominees proposed by a stockholder who (i) has continuously held at least 1% of the outstanding shares of the Company’s Common Stock entitled to vote at the annual meeting of stockholders for at least one year prior to the date the stockholder makes the recommendation and (ii) undertakes to continue to hold such number of shares through the date of the upcoming annual meeting.  For possible inclusion in next year’s proxy statement, any recommendation for a director nominee submitted by a qualifying stockholder must be received by the Company no later than the date for stockholder proposals set forth herein under the heading “Stockholder Proposals.”  Any stockholder recommendation for a director nominee must be submitted to the Company’s Chairman of the Board in writing and must include:

●       a statement by the stockholder that such stockholder is the holder of at least 1% of the outstanding shares of the Company’s Common Stock, that the shares have been held for at least one year prior to the date of the submission and that such stockholder will continue to hold the shares through the date of the upcoming annual meeting of stockholders;

●         the candidate’s name, age, contact information and current principal occupation or employment;

●        the candidate’s resume, which will include a description of the candidate’s qualifications and business experience during, at a minimum, the last five years, including his/her principal occupation or employment and the name and principal business of any corporation or other organization in which the candidate was employed; and

●         at least three (3) references for the candidate.

The Board will evaluate recommendations for director nominees submitted by directors, management or qualifying stockholders in the same manner, using the criteria stated above.  All directors and director nominees will submit a completed form of directors’ and officers’ questionnaire as part of the nominating process.

Stockholders may send any communication to the Board of Directors, as a whole, or individually, by mail to the Company’s address listed on page one of this Proxy Statement, to the attention of Russell M. Gifford, Secretary.  All such communications will be forwarded to the Board of Directors or individual directors as appropriate.

The Company strongly encourages each member of the Board of Directors to attend the Annual Meeting.  Six members of the Board of Directors attended the 2020 Annual Meeting of Stockholders of the Company, of which two attended in person and four attended by telephone.

BOARD LEADERSHIP STRUCTURE; RISK OVERSIGHT

Mr. Kenneth S. Grossman became Chairman of the Board on April 15, 2020.  Barnwell Industries, Inc. is a smaller reporting company and the Board has determined that the current structure is appropriate at this time in that it enables Mr. Alexander C. Kinzler to handle the complexities of his role as a CEO while allowing Mr. Kenneth S. Grossman to continue to provide leadership on policy at the Board level.  Although the roles of CEO and Chairman are currently held by different persons, the Board regularly considers the appropriate leadership structure for the Company and has concluded that the Company and its stockholders are best served by not having a formal policy on whether the same individual should serve as both Chief Executive Officer and Chairman of the Board, and the Board has not adopted such a policy.  The Board believes that it is important to retain the flexibility to make this determination at any given point in time based upon what it believes will provide the best leadership structure for the Company at that time.  This approach allows the Board to utilize its considerable experience and knowledge to elect the most qualified director as Chairman of the Board, while maintaining the ability to combine or separate the Chairman and Chief Executive Officer roles when necessary.  Accordingly, at different points in time in the Company’s history, the Chief Executive Officer and Chairman of the Board roles have been held by the same person.  At other times, they have been held by different individuals.  In each instance, the decision on whether to combine or separate the roles was made in the best interest of the Company’s stockholders, based on the circumstances at the time.

The Board’s primary function with respect to risk is oversight.  The Board administers its risk oversight function both as a whole and through its committees.  The Audit Committee reviews and makes inquiry as to risk management and reports to the Board on its findings.  The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks.  Management is responsible for the Company’s day-to-day risk management activities.  Other Board committees also consider and address risk as they perform their committee responsibilities.  For example, the Compensation Committee, comprised solely of independent directors, discusses and reviews compensation arrangements for the Company’s Executive Officers to avoid incentives that would promote excessive risk-taking that is reasonably likely to have a material adverse effect on the Company.  The full Board is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters.  We believe the division of risk management responsibilities as described above is an effective approach for evaluating and addressing the risks facing the Company and that our Board leadership structure supports this approach because it allows our independent directors to exercise effective oversight of the actions of management.

COMPENSATION COMMITTEE

The members of the Compensation Committee are Messrs. Grossman, Tirpak, and O’Malley, Chairman.  The Compensation Committee (i) determines the annual compensation of the Company’s Executive Officers; (ii) recommends, if appropriate, new employee benefit plans to the Board of Directors; (iii) administers all employee benefit plans; and (iv) makes such other determinations regarding compensation or benefits as may be necessary or advisable.  The Compensation Committee held one meeting during the fiscal year ended September 30, 2020.  The Board of Directors has adopted a written charter for the Compensation Committee, a copy of which is available on our website.

NAMED EXECUTIVE OFFICERS OF THE COMPANY

The Company currently has two executive officers (the “Named Executive Officers”).  The following table sets forth the names and ages of all Named Executive Officers of the Company during fiscal 2020, their positions and offices with the Company and the period during which each has served.

Name	Age	Position with the Company

Alexander C. Kinzler	62	Chief Executive Officer since December 2016. President and Chief Operating Officer since December 2002 and General Counsel since December 2001. Director of the Company since December 1999.

Russell M. Gifford	66
Secretary since December 2002, Executive Vice President since December 1997, Treasurer since November 1986 and Chief Financial Officer since August 1985.  President of Water Resources International, Inc., a wholly-owned subsidiary of the Company, since December 1999.

EXECUTIVE COMPENSATION

Summary Compensation Table

The Summary Compensation Table below sets forth certain information regarding compensation paid during the fiscal years ended September 30, 2020 and September 30, 2019 to (1) Alexander C. Kinzler, our Chief Executive Officer, President, Chief Operating Officer and General Counsel, and (2) Russell M. Gifford, our Executive Vice President, Chief Financial Officer, Treasurer and Secretary.

No Named Executive Officer was granted a stock award or an option award in fiscal year 2020 or 2019. As a result, such columns have been omitted.

Our Pay for Performance Plan adopted in 2014 (the “Plan”) is available to pay bonuses to our executives based on performance.  Performance measures and targeted goals for the Company’s 2020 fiscal year performance period were established by the Compensation Committee in December 2019 and the Committee designated the CEO to be eligible to participate in the Plan for fiscal year 2020.  The material terms of such performance measures and targeted goals are as follows:

The Compensation Committee determined that the sum of the following three components shall represent the maximum bonus that may be achieved under the Plan for fiscal 2020 by the CEO (the “2020 Maximum Bonus Amount”), which was designed so that the Company would be in compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”):

(a)   an amount equal to 5% of the earnings before income taxes on a GAAP basis of the Company;

(b)   for an increase in earnings attributable to the combined Land Investment and Residential Real Estate segments in the State of Hawaii on a GAAP basis over the prior fiscal year with respect to such segments, 20% of the first 100% of such increase and 10% of the remaining amount of such increase; and

(c)  for an increase in the Company’s market capitalization of up to 10%, determined by comparing the closing price of the Common Stock on September 30, 2019 and September 30, 2020, 10% of the amount of such increase.

Section 162(m) of the Code generally limits our federal tax deduction for compensation paid in any fiscal year to our CEO and our other “covered employees,” as defined in Section 162(m), to $1,000,000.  In the past, an exception to this deduction limit was available for “performance-based” compensation that had been approved by our stockholders and otherwise satisfied certain requirements under Section 162(m) and applicable regulations.  As a result of new tax legislation that went into effect on December 22, 2017, this exception for performance-based compensation is not available for taxable years beginning after December 31, 2017, unless such compensation qualifies for transition relief for written binding contracts that were in effect on November 2, 2017.  Barnwell was not party to any such binding contracts.  This legislation also expanded the definition of “covered employees” to include the chief financial officer and certain former named executive officers.  These changes in the tax laws have not had an effect on Barnwell, primarily because the compensation paid to such persons in our fiscal 2020 year, and in other recent fiscal years, has been below the $1,000,000 threshold.

The Compensation Committee continues to retain flexibility to make compensation decisions that are based on factors other than Section 162(m) and related consequences when necessary or appropriate (as determined by the Compensation Committee in its sole discretion) to enable Barnwell to continue to attract, retain, reward and motivate its highly-qualified executives.  This flexibility may include amending or modifying the design elements of our historical compensation programs to the extent those design elements were principally adopted in an effort to comply with Section 162(m).

The 2020 Maximum Bonus Amount for each participant shall in no case exceed 150% of such participant’s base salary as of January 2019.  Additionally, a decrease in earnings before income taxes or market capitalization will not decrease the amounts of the other respective components of the 2020 Maximum Bonus Amount.  The Committee, in its sole discretion, reserves the right to eliminate or reduce the 2020 Maximum Bonus Amount payable to the CEO pursuant to the bonus formula described above and in addition or alternatively to grant ordinary bonuses.

The Compensation Committee determined that, pursuant to the adopted performance measures and targeted goals, the maximum bonus grant which could have been payable as calculated under the Plan was $48,000 as to our CEO.  The Compensation Committee reviewed the performance of our CEO during fiscal 2020, analyzed the Company’s results for the year, reviewed the overall performance of management for the fiscal year, reviewed with management various factors the Committee takes into account in setting compensation, including individual and corporate, financial and non-financial performance, the creation of value for our stockholders, the long-term commitment and contributions of management to the Company and certain events in the Company’s oil and gas division.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Alexander C. Kinzler Chief Executive Officer, President and General Counsel	2020 2019	210,000 321,667	- -	- -	28,601[4] 36,634	238,601 358,301
Russell M. Gifford Executive Vice President, Chief Financial Officer, Treasurer and Secretary	2020 2019	210,000 321,667	- -	- -	- 11,209	210,000 332,876

No Named Executive Officer was granted a plan-based award or stock award in fiscal 2020.  As a result, such table has been omitted.

There were no outstanding equity awards at fiscal year-end 2020.  As a result, such table has been omitted.

DIRECTOR COMPENSATION

The Company’s program of director compensation is intended to fairly pay directors for work required for a company of our size and scope. Directors who are not officers of the Company currently receive an annual fee of $15,000 and are reimbursed for expenses incurred in connection with meeting attendance.  The Chairmen of the Compensation Committee and the Reserves Committee currently receive an additional $9,000 annual fee and the Chairman of the Audit Committee currently receives an additional $18,750 annual fee.  The members of the Reserves Committee and Compensation Committee, other than the Chairmen, currently receive an additional $1,875 annual fee. The members of the Audit Committee, other than the Chairperson, currently receive an additional $7,500 annual fee.  The Chairman of the Board of Directors, if he or she is not an officer of the Company, receives an additional $22,500 annual fee.

[4]	This amount represents perquisites received with respect to: (1) medical insurance; (2) a club membership and (3) vehicle expense (including depreciation on a straight-line basis with a 7-year life).

Non-Employee Director Compensation

The following Non-Employee Director Compensation table sets forth information with regard to the nominees to the Board of Directors as listed in the table under “Proposal No. 1”, above, with regard to compensation paid to them during the fiscal year ended September 30, 2020.  Directors who are officers of the Company do not receive any fees for their service as directors, and their compensation as officers of the Company is disclosed in the Summary Compensation Table.

No named director was granted a stock award or option award in fiscal year 2020 nor earned any non-equity incentive plan compensation in fiscal year 2020. As a result, such columns have been omitted.

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total ($)
Martin Anderson[1]	12,187	-	12,187
James S. Barnwell III[1]	27,937	-	27,937
Murray C. Gardner[1]	13,125	-	13,125
Kenneth S. Grossman	24,375	-	24,375
Robert J. Inglima, Jr.	35,625	-	35,625
Philip J. McPherson	15,750	-	15,750
Peter J. O’Malley	21,187	-	21,187
Kevin K. Takata[1]	16,687	-	16,687
Bradley M. Tirpak	9,375	-	9,375
Douglas N. Woodrum	11,250	-	11,250

AUDIT COMMITTEE

The members of the Audit Committee are Mr. Inglima, Chairman and Messrs. Grossman, McPherson, O’Malley and Woodrum.  All of the members of the Audit Committee are independent (as independence is defined in Section 803 (A) of the NYSE American listing standards).  The Board of Directors has determined that the Audit Committee has an audit committee financial expert, Mr. Inglima, who is a financial expert based on his degree in finance, education in accounting, his work with an accounting and consulting firm on business valuation and litigation support services, as well as his many years of legal experience advising clients on matters of business, finance and taxation.  Mr. Inglima, while not a CPA, has in-depth financial and accounting expertise and has been determined by the Board of Directors to qualify as an Audit Committee financial expert.  The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is available on our website.  The Audit Committee reviews the services of the independent accountants employed by the Company to audit the consolidated financial statements of the Company. The Audit Committee periodically reviews major issues regarding accounting and auditing principles and practices, the adequacy of internal controls that could affect the consolidated financial statements as well as all related party transactions and potential conflicts of interest.  During the fiscal year ended September 30, 2020, the Audit Committee held 7 meetings.

[1]	Dr. Gardner and Messrs. Anderson, Barnwell and Takata were directors until April 3, 2020.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the audited consolidated financial statements with management, and the Audit Committee has discussed with Weaver & Tidwell LLP, the independent registered public accounting firm, the matters required to be discussed by PCAOB Auditing Standard No. 16, “Communications with Audit Committee; Related Amendments to PCAOB Standards; and Transitional Amendments to PCAOB AU Section 380.”, as such may be modified or supplemented.  Weaver & Tidwell LLP has provided to the Company the written disclosures and the letter required by applicable PCAOB requirements regarding their communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Weaver & Tidwell LLP its independence. The committee also concluded that Weaver & Tidwell LLP’s performance of tax services to us and our affiliates, as pre-approved by the committee and described in the next section, does not impair Weaver & Tidwell LLP’s independence.  Based upon its discussions with management and with Weaver & Tidwell LLP, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2020.

Audit Fees

The aggregate fees billed to the Company by Weaver & Tidwell LLP, the Company’s independent registered public accounting firm, for professional services rendered in connection with the audit of the annual financial statements included in the Company’s Annual Report on Form 10-K, review of financial statements included in the Company’s Quarterly Reports on Form 10-Q and services to the Company in connection with statutory or regulatory filings or engagements for the fiscal year ended September 30, 2020 totaled $180,000.  The aggregate fees billed to the Company by KPMG LLLP, the Company’s independent registered public accounting firm until July 8, 2020, for professional services rendered in connection with the review of financial statements included in the Company’s Quarterly Reports on Form 10-Q and services to the Company in connection with statutory or regulatory filings or engagements for the fiscal year ended September 30, 2020 totaled $135,000.  For the comparable services provided for the fiscal year ended September 30, 2019, KPMG LLP billed the Company $562,200.

Audit-Related Fees

For the fiscal years ended September 30, 2020 and September 30, 2019, the Company did not incur and Weaver & Tidwell LLP and KPMG LLP, respectively, the Company’s independent registered public accounting firms, did not bill the Company for assurance and related services that are not reasonably related to the performance of the audit or review of the Company’s financial statements and classified above with audit fees.

Tax Fees

The aggregate fees billed to the Company by KPMG LLP for tax compliance, tax advice and tax planning for the fiscal year ended September 30, 2020 totaled $8,700 and for the fiscal year ended September 30, 2019 totaled $86,200.

All Other Fees

For the fiscal years ended September 30, 2020 and September 30, 2019, the Company did not incur and Weaver & Tidwell LLP and KPMG LLP, respectively, the Company’s independent registered public accounting firms, did not bill the Company for any fees other than Audit Fees and Tax Fees.

Pre-approval Policies and Procedures

The Audit Committee pre-approves all services provided to the Company by the independent registered public accounting firm through the following policies and procedures:  (1) the Audit Committee reviews with the Company’s independent registered public accounting firm its audit plan and report thereon, including estimated Audit Fees, Audit-Related Fees, Tax Fees and Other Fees; (2) upon review of such audit plan and estimated fees, the Audit Committee may pre-approve the provision of such products and services and the payment therefor; and (3) at subsequent meetings of the Audit Committee, the Audit Committee reviews the status of the provision of all products and services from the Company’s independent registered public accounting firm to the Company and payment therefor, and may pre-approve the provision of additional products and services as necessary.

Audit Committee of the Board of Directors

Robert J. Inglima, Jr., Chairman
Kenneth S. Grossman
Philip J. McPherson
Peter J. O’Malley
Douglas N. Woodrum

EXECUTIVE COMMITTEE

There are presently no members appointed to the Executive Committee.  The Executive Committee has and may exercise all the powers of the Board of Directors when the Board is not in session, subject to certain limitations in the Company’s Bylaws.  During the fiscal year ended September 30, 2020, the Executive Committee held no meetings.

NOMINATING COMMITTEE

The members of the Nominating Committee are Mr. O’Malley, Chairman, and Messrs. Grossman and Tirpak.  During the fiscal year ended September 30, 2020, the Nominating Committee held four meetings.

RESERVES COMMITTEE

The members of the Reserves Committee are Mr. McPherson, Chairman, and Messrs. Inglima and O’Malley.  During the fiscal year ended September 30, 2020, the Reserves Committee held one meeting.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Below are the transactions that occurred during fiscal years 2019 and 2020 in which, to our knowledge, the Company was or is a party, in which the amount involved exceeded the disclosure thresholds set forth in the applicable SEC rules and regulations, and in which any director, director nominee, executive officer, person known by us to be a holder of more than 5% of our Common Stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

On June 10, 2018, Mr. Morton H. Kinzler, a director of the Company, passed away.  The Estate of Morton H. Kinzler held 1,151,882 shares of common stock. Such shares were distributed by the Estate in March 2020. Mr. A. Kinzler received 575,941 of such shares. Ms. Cynthia M. White received 575,941 of such shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of February 15, 2021, with respect to the beneficial ownership of the Common Stock, the sole voting security of the Company, by (i) each person known to the Company who beneficially owns more than 5% of the Common Stock, (ii) each director and nominee of the Company, (iii) the Named Executive Officers, and (iv) all directors and executive officers of the Company as a group.

Name and Address of Beneficial Owner		Amount and Nature of Beneficial Ownership[1]	Percent Of Class

Joseph E. Magaro	401 Riversville Road Greenwich, Connecticut	1,263,060	15.3%
Ned L. Sherwood	4731 North Highway A1A Suite 213 Vero Beach, Florida	1,474,856[2]	17.8%
Cynthia M. White	c/o Jason Locke, CPA Wolf & Company Suite 203, 10190 152A Street Surrey, British Columbia V3R 1J7	575,941	7.0%
Alexander C. Kinzler	1100 Alakea Street, Suite 2900 Honolulu, Hawaii	930,000[3]	11.2%
Russell M. Gifford	1100 Alakea Street, Suite 2900 Honolulu, Hawaii	89,500	1.1%
Kenneth S. Grossman	1100 Alakea Street, Suite 2900 Honolulu, Hawaii	0	0%
Robert J. Inglima, Jr.	1100 Alakea Street, Suite 2900 Honolulu, Hawaii	31,800[4]	*
Philip J. McPherson	1100 Alakea Street, Suite 2900 Honolulu, Hawaii	0	0%
Peter J. O’Malley	1100 Alakea Street, Suite 2900 Honolulu, Hawaii	0	0%
Bradley M. Tirpak	1100 Alakea Street, Suite 2900 Honolulu, Hawaii	34,127	*
Douglas N. Woodrum	1100 Alakea Street, Suite 2900 Honolulu, Hawaii	0	0%
All directors and executive officers as a group (8 persons)		1,085,427	13.1%

[1]
A person is deemed to be the beneficial owner of securities that such person can acquire as of and within the 60 days following the date of this table upon the exercise of options.  Each beneficial owner’s percentage of ownership is determined by assuming that options or conversion rights that are held by such person (but not those held by any other person) and which are exercisable as of and within 60 days following the date of this table have been exercised.  For purposes of the footnotes that follow, “currently exercisable” means options that are exercisable as of and within 60 days following the date of this table.  Except as indicated in the footnotes that follow, shares listed in the table are held with sole voting and investment power.

[2]
Represents shares held as of January 28, 2021 as reported on Schedule 13D/A filed by Ned L. Sherwood.  According to such filing, Mr. Sherwood may be deemed to beneficially own 1,474,856 shares of Common Stock of the Company, which includes (i)  1,236,818 shares of Common Stock of the Company held by MRMP Managers LLC, of which Mr. Sherwood is the chief investment officer, and (ii) 238,038 shares of Common Stock of the Company held by Ned L. Sherwood Revocable Trust, of which Mr. Sherwood is the beneficiary and trustee.

[3]	Includes 3,000 shares owned by his children to which Mr. A. Kinzler disclaims beneficial ownership.

[4]	Includes 1,800 shares owned by his children to which Mr. Inglima disclaims beneficial ownership.
1
*	Represents less than 1% of the outstanding shares of Common Stock of the Company.

PROPOSAL NO. 2
RATIFICATION OF THE SELECTION OF THE INDEPENDENT AUDITORS FOR 2021

The Audit Committee has appointed Weaver & Tidwell LLP to serve as our independent auditors for fiscal year 2021.  Weaver & Tidwell LLP has served as the Company’s independent auditors since 2020 and is considered by management to be well qualified.  Although stockholder ratification of the Audit Committee’s appointment of Weaver & Tidwell LLP as our independent auditors is not required, the Board of Directors is submitting the appointment of Weaver & Tidwell LLP to the stockholders for ratification.  If the stockholders fail to ratify the Audit Committee’s appointment, the Audit Committee will reconsider whether to retain Weaver & Tidwell LLP as the Company’s independent auditors.  In addition, even if the stockholders ratify the appointment of Weaver & Tidwell LLP, the Audit Committee may in its discretion appoint a different independent accounting firm at any time during the year if the Audit Committee determines that a change is in the best interests of the Company.  We are asking our stockholders to ratify the selection of Weaver & Tidwell LLP as our independent auditors for fiscal year 2021.

Weaver & Tidwell LLP expects to have a representative available at the meeting who will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Our Board of Directors recommends a vote FOR the ratification of the selection of Weaver & Tidwell LLP as independent auditors for fiscal year 2021.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file certain reports of beneficial ownership with the SEC.  Based solely on the Company’s review of the copies of such forms it has received and written representations from certain reporting persons, the Company believes that all of its officers, directors and greater than 10% beneficial owners, complied with all Section 16(a) filing requirements applicable to them during the Company’s most recently completed fiscal year.

CODE OF ETHICS

The Company has adopted a code of ethics that applies to all of our executive and non-executive employees.  The code of ethics contains certain additional terms applicable to our Chief Executive Officer and Chief Financial Officer.  The Company’s code of ethics may be found on the Company’s website at: www.brninc.com/ethics0304.pdf.

STOCKHOLDER PROPOSALS

If you wish to submit a stockholder proposal to be included in our proxy statement for the 2022 annual meeting of stockholders pursuant to Rule 14a-8 of the Exchange Act, we must receive your written proposal on or before November 11, 2021.  Address the proposal to Barnwell’s Secretary at the address shown on the cover page of this proxy statement.  The proposal must comply with Rule 14a-8, which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials.

If you wish to present a stockholder proposal at the 2022 annual meeting of stockholders that is not the subject of a proposal pursuant to Rule 14a-8 of the Exchange Act, or if you wish to recommend to the Board the nomination of a person for election to the Board, you must follow the procedures outlined in Article I, Section 1.13 of our bylaws.  These procedures include the requirement that your proposal must be delivered to Barnwell’s Secretary at the address shown on the cover page of this proxy statement not later than the close of business on the 90th day or earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting.  If the date of the annual meeting is more than 30 days from such anniversary date, your notice must be delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day we publicly announce the date of the 2021 annual meeting of stockholders.

Stockholders may request a copy of the by-law provisions discussed above by writing to Barnwell’s Secretary at the address shown on the cover page of this proxy statement.  Stockholders are urged to review all applicable rules and consult legal counsel before submitting a nomination or proposal to Barnwell.

The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

GENERAL

No business other than those set forth in Items (1), (2) and (3) of the Notice of Annual Meeting of Stockholders is expected to come before the meeting, but should any other matters requiring a vote of stockholders properly arise, including a question of adjourning the meeting, the persons named in the accompanying Proxy will vote thereon according to their best judgment in the best interests of the Company.

Insofar as any of the information in this Proxy Statement may rest peculiarly within the knowledge of persons other than the Company, the Company has relied upon information furnished by such persons.

Forward-Looking Statements

This Proxy Statement contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act. These forward-looking statements are predictions and generally can be identified by use of statements that include phrases such as “plan,” “expect,” “will,” “should,” “could,” “anticipate,” “intend,” “project,” “estimate,” “guidance,” “possible,” “continue” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to, those described in “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K for the year ended September 30, 2020 (as amended) and subsequent filings with the SEC. These factors should be considered carefully and readers are cautioned not to place undue reliance on such forward-looking statements. No assurance can be given that the future results covered by the forward-looking statements will be achieved. Except as required by applicable law, all information contained herein is as of the date of this Proxy Statement, and the Company does not intend to update this information.

By Order of the Board of Directors,

/s/ Russell M. Gifford RUSSELL M. GIFFORD Secretary

Dated:  March 11, 2021

Stockholders may obtain a copy, without charge, of the Company’s Annual Report on Form 10-K, as amended by the Annual Report on Form 10-K/A Amendment No. 1, as filed with the Securities and Exchange Commission, by writing to Russell M. Gifford, Barnwell Industries, Inc., 1100 Alakea Street, Suite 2900, Honolulu, Hawaii 96813 or by sending an email to barnwellinfo@brninc.com or by following the “2020 Annual Report” link at the Company’s website (www.brninc.com).

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on April 20, 2021 BARNWELL INDUSTRIES, INC. Meeting Information Meeting Type: Annual Meeting For holders as of: March 01, 2021 Date: April 20, 2021Time:  9:00 AM HST Location: Alakea Corporate Tower 1100 Alakea Street Suite 210 Honolulu, Hawaii BARNWELL INDUSTRIES, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342 BRENTWOOD, NY 11717 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. 0000485586_1 R1.0.0.153

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report 2. Notice & Proxy Statement 3. Shareholder Letter How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 06, 2021 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. 0000485586_2 R1.0.0.153

Voting items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01) Alexander C. Kinzler 02) Robert J. Inglima, Jr. 03) Kenneth S. Grossman 04) Philip J. McPherson 05) Peter J. O'Malley 06) Bradley M. Tirpak 07) Douglas N. Woodrum The Board of Directors recommends you vote FOR the following proposal: 2. Ratification of Weaver & Tidwell, L.L.P. as the Independent Auditors for 2021.
NOTE: The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders, Proxy Statement of the Company for the Annual Meeting and Company's Annual Report to Stockholders for the fiscal year ended September 30, 2020. 0000485586_3 R1.0.0.153

BARNWELL INDUSTRIES, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342 BRENTWOOD, NY 11717 VOTE BY INTERNET www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 04/19/2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 04/19/2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following: 1. Election of Directors For Withhold For All All All Excep To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 Nominees 01) Alexander C. Kinzler 02) Robert J. Inglima, Jr. 03) Kenneth S. Grossman 04) Philip J. McPherson 05) Peter J. O'Malley 06) Bradley M. Tirpak 07) Douglas N. Woodrum BARNWELL INDUSTRIES, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342 BRENTWOOD, NY 11717 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 04/19/2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 04/19/2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2. Ratification of Weaver & Tidwell, L.L.P. as the Independent Auditors for 2021. NOTE: The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders, Proxy Statement of the Company for the Annual Meeting and Company's Annual Report to Stockholders for the fiscal year ended September 30,2020. 0 0 0 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000485587_1 R1.0.0.153

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice and Proxy Statement and Shareholder Letter are available at www.proxyvote.com BARNWELL INDUSTRIES, INC. Annual Meeting of Stockholders April 20, 2021 9:00 AM This proxy is solicited by the Board of Directors The undersigned stockholder(s) of Barnwell Industries, Inc., a Delaware corporation, hereby appoint(s) Alexander C. Kinzler and Russell M. Gifford, and each of them, attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to vote all the shares of Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held in Suite 210, Alakea Corporate Tower, 1100 Alakea Street, Honolulu, Hawaii on April 20, 2021, at 9:00 AM, Hawaii Standard Time, and at any adjournment of such meeting, with all powers which the undersigned would possess if personally present. The proxies shall vote subject to the directions indicated on the reverse side of this card, and proxies are authorized to vote in their discretion upon other business as may properly come before the meeting and any adjournments or postponemnets thereof. The proxies will vote as the Board of Directors recommend where a choice is not specified. Continued and to be signed on reverse side 0000485587_2 R1.0.0.153